Exhibit 99.4 – Unaudited Pro Forma Financial Information

Adex Media, Inc. and Subsidiaries
Unaudited Pro Forma Combined Financial Statements
Basis of Pro Forma Presentation

On August 29, 2008, Adex Media, Inc. (the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”), pursuant to which the Company acquired substantially all the assets of Bay Harbor Marketing, LLC (“Bay Harbor”), a California limited liability company. The asset purchase agreement was completed on August 29, 2008 (“Closing Date”).

Bay Harbor is engaged in providing marketing solutions, focusing exclusively on the financial services market.

The purchase price for the Bay Harbor assets consisted of the following: (i) Fifty Thousand Dollars ($50,000) paid to Bay Harbor at the closing; (ii) fifty thousand (50,000) unregistered restricted shares of the Company’s common stock (the “Closing Shares”) issued to Bay Harbor on the Closing Date subject to a contractual lock-up and share release agreement (the “Lock-Up Agreement”); (iii) one hundred fifty two thousand one hundred fifty one (152,151) restricted unregistered shares of the Company’s common stock issued to the managing member of Bay Harbor, on the Closing Date; (iv) one hundred forty-seven thousand two hundred seventy-three (147,273) restricted unregistered shares of the Company’s common stock issued to a creditor of Bay Harbor, on the Closing Date; and (v) an additional amount of up to one hundred fifty thousand (150,000) restricted unregistered shares of the Company’s common stock (the “Earn Out Shares”) issued to an escrow agent on the Closing Date in the name of Bay Harbor pursuant to an escrow agreement (the “Escrow Agreement”).  The  Earn Out Shares are subject to the Lock-Up Agreement and all or part of the Earn Out Shares are subject to release from escrow within a certain period of time following August 29, 2009, in accordance with an earn-out formula setting forth certain net revenue and net profit margin performance targets for the Bay Harbor assets.

The aggregate purchase price was $1,878,562 which included the following:

Cash paid at closing	$50,000
Restricted shares of common stock issued to seller	239,850
Restricted shares of common stock issued to managing member of seller	729,868
Restricted shares of common stock issued to creditor of seller	706,469
Restricted shares issued as finders’ fees	47,943
Cash paid for closing costs	36,432
Accrued closing costs	68,000
Total	$1,878,562

The aggregate value of the aforementioned unregistered common stock issued was $1,676,187 and was determined based on the simple three day average of closing market prices of the Company’s common shares from August 27, 2008 through August 29, 2008, less a 10% discount. This value per share was calculated to be $5.33.

The Company has not yet finalized the allocation of the purchase price and has engaged an independent valuation consultant to assist it in its final purchase price allocation. The following table summarizes the estimated fair values of the assets acquired. The allocation of the purchase price was based upon management’s estimates and assumptions:

Intangible assets	$330,000
Goodwill	1,548,562
Total assets acquired	$1,878,562

The acquisition of the assets was accounted for as a business combination and the operations of Bay Harbor were included in the Company’s results of operations beginning on August 29, 2008, the acquisition date. The factors resulting in goodwill were Bay Harbor’s name, reputation, and established key personnel. The full amount of the aforementioned goodwill is deductible for tax purposes over a period of 15 years.

ADEX MEDIA, INC. and Subsidiaries
Unaudited Pro Forma Combined Consolidated Balance Sheet
9/30/08
____________

	Adex Media, Inc. and subsidiaries	Bay Harbor Marketing, LLC	Combined	Pro forma Adjustments		Pro forma Consolidated

ASSETS
Current assets:
Cash and cash equivalents	$650,099	$5,877	$655,976	$(5,877)	(a)	$650,099
Short-term investments	2,784,815	-	2,784,815			2,784,815
Total cash, cash equivalents, and short-term investments	3,434,914	5,877	3,440,791	(5,877)		3,434,914
Accounts receivable, net of allowance for doubtful accounts of $400 and $410	444,033	-	444,033	-		444,033
Credit card holdbacks	379,035	-	379,035	-		379,035
Inventory	33,077	-	33,077	-		33,077
Other receivables	43,783	-	43,783	-		43,783
Prepaid expenses and other current assets	60,676	5,000	65,676	(5,000)	(a)	60,676
Total current assets	4,395,518	10,877	4,406,395	(10,877)		4,395,518

Property and equipment, net	55,910		55,910	-		55,910
Intangible assets, net	1,448,981	322,679	1,771,660	-461,083	(a),(b)	1,310,577
Goodwill	8,448,789	1,548,562	9,997,351	-1,548,562	(a)	8,448,789

Total assets	$14,349,198	$1,882,118	$16,231,316	$(2,020,522)		$14,210,794

LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$830,206	$41,585	$871,791	(41,585)	(a)	$830,206
Accrued liabilities	737,153	63,659	800,812	-63,659	(a)	737,153
Deferred revenue	13,412	6,702	20,114	-6,702	(a)	13,412
Line of credit	-	44,377	44,377	-44,377	(a)	-
Promissory Note	541,912	220,642	762,554	-220,642	(a)	541,912
Total current liabilities	2,122,683	376,965	2,499,648	(376,965)		2,122,683

Notes Payable, less current portion	-	127,295	127,295	(127,295)	(a)	-
Deferred tax liability	429,077	-	429,077	-		429,077

Total Liabilities	2,551,760	504,260	3,056,020	-504,260		2,551,760

Stockholders Equity (deficit):
Common Stock, $.0001 par value; 150,000,000
shares authorized, 31,202,347 and 250,000
shares issued and outstanding at September 30, 2008 and December 31, 2007	3,120		3,120	-		3,120
Additional paid in capital	13,568,799		13,568,799	-		13,568,799
Members' equity (deficit)	-	1,377,858	1,377,858	-1,377,858		0
Retained earnings (accumulated deficit)	(1,774,481)		(1,774,481)	(138,404)	(a), (b)	(1,912,885)
Total stockholders equity	11,797,438	1,377,858	13,175,296	(1,516,262)		11,659,034

Total liabilities and stockholders equity (deficit)	$14,349,198	$1,882,118	$16,231,316	$(2,020,522)		$14,210,794

ADEX MEDIA, INC. and Subsidiaries
Unaudited Pro Forma Combined Consolidated Statements of Operations
For the nine months ended September 30, 2008
____________

	Adex Media, Inc. and subsidiaries	Bay Harbor Marketing, LLC	Combined	Pro forma Adjustments		Pro forma Consolidated

Revenues:
Marketing platform services	$2,750,264	$341,714	$3,091,978	$(63,472)	(d)	$3,028,506
Products	476,228	-	476,228			476,228
Total Revenues	$3,226,492	$341,714	$3,568,206	$(63,472)		$3,504,734

Cost of sales:
Marketing platform services	2,299,117	203,241	2,502,358	(52,426)	(d)	2,449,932
Products	127,526	-	127,526	-		127,526
Amortization of acquired product licenses	18,795	-	18,795	-		18,795
Total Cost of sales	2,445,438	203,241	2,648,679	(52,426)		2,596,253

Gross profit	781,054	138,473	919,527	(11,046)		908,481

Operating expenses:
Product development	52,550	-	52,550	-		52,550
Sales and marketing	1,350,135	318,286	1,668,421	(61,079)	(d)	1,607,342
General administrative	955,729	-	955,729	-		955,729
Amortization of intangible assets	22,224	-	22,224	54,904	(b)	77,128
Impairment of intangible assets	310,000	-	310,000	-		310,000
Total operating expenses	2,690,638	318,286	3,008,924	(6,175)		3,002,749

Income (loss) before interest, other income (expense) and provision for income taxes	(1,909,584)	(179,813)	(2,089,397)	(4,871)		(2,094,268)

Interest and other income (expense), net	45,582	(24,908)	20,674	-		20,674

Income (loss) before provision for income taxes	(1,864,002)	(204,721)	(2,068,723)	(4,871)		(2,073,594)

Provision for income tax expense (benefit)	(12,123)	-	(12,123)	-		(12,123)

Net income (loss)	$(1,851,879)	$(204,721)	$(2,056,600)	$(4,870)		$(2,061,471)

Net income (loss) per common share, basic and diluted	$(0.12)		$(0.13)	$(0.02)		$(0.13)

Weighted average common shares used in
computing, basic and diluted loss per share	15,443,218		15,443,218	317,294	(c)	15,760,512

ADEX MEDIA, INC. and Subsidiaries
Unaudited Pro Forma Combined Consolidated Statements of Operations
For the year ended December 31, 2007
____________

	Adex Media, Inc. and subsidiaries	Bay Harbor Marketing, LLC	Combined	Pro forma Adjustments		Pro forma Consolidated

Revenues:
Marketing platform services	$1,771,478	$396,296	$2,167,774	$-		$2,167,774
Products	-	-	-	-		-
Total Revenues	$1,771,478	$396,296	$2,167,774	$-		$2,167,774

Cost of sales:
Marketing platform services	1,328,322	140,316	1,468,638	-		1,468,638
Products	-	-	-	-		-
Amortization of acquired product licenses	-	-	-	-		-
Total Cost of sales	1,328,322	140,316	1,468,638	-		1,468,638

Gross profit	443,156	255,980	699,136	-		699,136

Operating expenses - general, administrative, marketing costs, and amortization of intangible assets	251,147	393,035	644,182	83,271	(b)	727,453
Total operating expenses	251,147	393,035	644,182	83,271		727,453

Income (loss) before interest, other income (expense) and provision for income taxes	192,009	(137,055)	54,954	(83,271)		(28,317)

Interest and other income (expense), net	2,320	(26,767)	(24,447)	-		(24,447)

Income (loss) before provision for income taxes	194,329	(163,822)	30,507	(83,271)		(52,764)

Provision for income tax expense (benefit)	71,017	-	71,017	-		71,017

Net income (loss)	$123,312	$(163,822)	$(40,510)	$(83,271)		$(123,781)

Members' equity, beginning of year	1,396		1,396	-		1,396

Distributions to equity members	122,572		122,572	-		122,572

Members' equity, end of year	2,136		(161,686)	(83,271)		(244,957)

NOTES TO THE UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

The combined condensed balance sheet at September 30, 2008 and combined condensed statement of operations for the nine months ended September 30, 2008, include the accounts of Pieces Media, LLC., Abundantad, Inc., Adex Media, Inc., Bay Harbor Marketing, LLC, Digital Instructor, LLC, and Vibrantads, LLC. The combined condensed statement of operations for the year ended December 31, 2007, include the accounts of Pieces Media, LLC., Abundantad, Inc. Adex Media, Inc., and Bay Harbor Marketing, LLC.

(a)
To reverse the assets and liabilities of Bay Harbor Marketing, LLC as the assets were purchased by Adex Media, Inc. on August 29, 2008 and are already included in the Adex Media, Inc. balance sheet as of September 30, 2008.

(b)	To record the effects of additional accumulated amortization from the period 01/01/2007 to the acquisition date of 08/29/2008.

                The Company retained an independent valuation of the intangible assets.

The purchase price has been allocated as follows:

Intangible assets	$330,000
Goodwill	1,548,562
Total assets acquired	$1,878,562

As of September 30, 2008, $138,404 of amortization expense and related accumulated amortization is recorded in relation to the intangible assets.

The intangible assets resulting from this transaction is primarily attributable to internal use technology, company trade name, customer databases, and marketing collateral that was acquired.

The intangible assets have the following useful lives:

Internal use technology                                              5 years
Company trade name                                                   5 years
Customer database                                                      2 years
Marketing Collateral                                                    4 years

Amortization charges are calculated as if the acquisition occurred on January 1, 2007.

(c)
Consists of the incremental weighted average effects of the 359,424 (includes 10,000 shares issued as finders’ fees) aggregate number of restricted shares issued assuming the acquisition happened on January 1, 2007 instead of August 29, 2008.

(d)	To eliminate the activity from 08/29/2008 to 09/30/2008 already included in Adex Media Inc.’s consolidated statement of operations for the nine months ended September 30, 2008.